UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 19, 2009
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     See discussion at Item 8.01 below.
Item 8.01 Other Events
     In a press release dated May 19, 2009, Mercantile Bancorp, Inc. (the “Company”) announced the results of its annual meeting of stockholders held May 18. Shareholders elected eight directors, ratified the selection of independent auditors and participated in an open question and answer session. The shareholders voted to reelect each of the following as directors for a one-year term: Ted T. Awerkamp, Michael J. Foster, William G. Keller, Jr., Dennis M. Prock, and James W. Tracy. Shareholders also elected three new directors to the Board: Julie A. Brink, Alexander J. House and James A. Senty who each fill seats left vacant by the retirement of three directors whose terms expired. The three retiring directors were Dan S. Dugan, Frank H. Musholt, and Walter D. Stevenson III.
     Additionally, shareholders ratified the reappointment of BKD, LLP as independent auditors for the fiscal year ending December 31, 2009.
     Following the conclusion of the meeting, the new Board of Directors met and voted to amend the by-laws of the company to expand the number of voting directors from eight to nine, and elected John R. Spake, President and CEO of Comstock-Castle Stove Company, to serve as an additional director of the company until the 2010 annual meeting.  As with many of the Company’s other directors, Mr. Spake and Comstock-Castle Stove Company have been, and will continue to be, customers of the Company’s subsidiary bank, Mercantile Bank, in the ordinary course of business, which includes obtaining loans and maintaining deposit accounts. All of the Company’s insider loans outstanding at any point during 2008 (a) were extended consistent with similar practices in the banking industry generally, (b) were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the banks’ other customers, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features, and, as of December 31, 2008, no such loan was past due more than 90 days, on nonaccrual status, a restructured loan under FAS 15, or a potential problem loan. Mr. Spake has not been, but will be, assigned to serve on one or more committees of the Board.
     In further action at the Board meeting, Dan S. Dugan was elected as a non-voting, advisory director of the Company.
     The full text of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Mercantile Bancorp, Inc. on May 19, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By: Name:	/s/ Ted T. Awerkamp Ted T. Awerkamp
Title:	President and Chief Executive Officer
Date: May 22, 2009

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